LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS

                             DISTRIBUTION AGREEMENT

                                   SCHEDULE A

The Classes and Series of Lehman Brothers Institutional Liquidity Funds currently subject to this Agreement are as follows:

ADMINISTRATIVE CLASS:

      Government Portfolio
      Government Reserves Portfolio
      Money Market Portfolio
      Municipal Portfolio
      Prime Portfolio
      Tax-Exempt Portfolio
      Treasury Portfolio
      Treasury Reserves Portfolio

CAPITAL CLASS:

      Government Portfolio
      Government Reserves Portfolio
      Money Market Portfolio
      Municipal Portfolio
      Prime Portfolio
      Tax-Exempt Portfolio
      Treasury Portfolio
      Treasury Reserves Portfolio

CASH MANAGEMENT CLASS:

      Government Portfolio
      Government Reserves Portfolio
      Money Market Portfolio
      Municipal Portfolio
      Prime Portfolio
      Tax-Exempt Portfolio
      Treasury Portfolio
      Treasury Reserves Portfolio






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INSTITUTIONAL CLASS:

      Government Portfolio
      Government Reserves Portfolio
      Money Market Portfolio
      Municipal Portfolio
      Prime Portfolio
      Tax-Exempt Portfolio
      Treasury Portfolio
      Treasury Reserves Portfolio

SELECT CLASS:

      Government Portfolio
      Government Reserves Portfolio
      Money Market Portfolio
      Municipal Portfolio
      Prime Portfolio
      Tax-Exempt Portfolio
      Treasury Portfolio
      Treasury Reserves Portfolio


Dated: July 29, 2007







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